UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 15, 2005

EMERITUS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3131 Elliott Avenue, Suite 500 Seattle, WA 98121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (206) 298-2909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the 2005 Annual Meeting of Shareholders of Emeritus Corporation ("Emeritus") held on June 15, 2005, the shareholders of Emeritus approved an amendment to the Emeritus Corporation Amended and Restated Stock Option Plan for Non Employee Directors (the "Plan") to increase the number of shares authorized for issuance under the Plan by an additional 200,000 shares, from 150,000 to 350,000 shares.

Item 9.01 Financial Statement and Exhibits.

(c) Exhibits

Exhibit No.  Description

10.1 Emeritus Corporation Amended and Restated Stock Option Plan for Non Employee Directors (incorporated by reference to Appendix A of the definitive proxy statement on Schedule 14A filed by Emeritus on May 2, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERITUS CORPORATION

By:	/s/ Raymond R. Brandstrom
Date: June 16, 2005
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer, and Secretary

INDEX TO EXHIBITS
Exhibit No.  Description

10.1 Emeritus Corporation Amended and Restated Stock Option Plan for Non Employee Directors (incorporated by reference to Appendix A of the definitive proxy statement on Schedule 14A filed by Emeritus on May 2, 2005)